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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 29, 1997
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                      Mechanical Technology Incorporated
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            (Exact name of registrant as specified in its charter)

                                   New York
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         (State or other jurisdiction of incorporation or organization)

         0-6890                                          14-1462255
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(Commission File Number)                   (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                  12110
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (518) 785-2211
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Item 5.   Other Events.

     On May 29, 1997, the Registrant executed a Letter of Intent with Edison Development Corp. ("EDC"), a subsidiary of DTE Energy Co.. Pursuant to the Letter of Intent, the Registrant agreed to enter into a joint venture with EDC in order to further develop certain of Registrant's discoveries in connection with a Proton Exchange Membrane Fuel Cell. In exchange for EDC's cash contribution to the joint venture, the Registrant will contribute certain assets that currently comprise the fuel cell research and development section of the technology division. The Letter of Intent is contingent upon the Registrant obtaining certain consents and transferring certain assets to the joint venture. A final agreement is expected by late June.













                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MECHANICAL TECHNOLOGY INCORPORATED



Date: May 29, 1997                       By:   /s/ R. Wayne Diesel
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                                             R. Wayne Diesel
                                             Chief Executive Officer